AMENDMENT AND WAIVER AGREEMENT This Amendment and Waiver Agreement (this “Agreement”) is entered into as of the [ ] day of November, 2023, by and between Fisker Inc., a Delaware corporation (the “Company”) and the investor signatory hereto (the “Investor”), with reference to the following facts: A. Prior to the date hereof, pursuant to that Securities Purchase Agreement, dated as of July 10, 2023, by and between the Company and the investor party thereto (as amended, modified or waived from time to time, the “Securities Purchase Agreement”), the Company, among other things, issued $340,000,000 in aggregate original principal amount of Series A-1 senior convertible notes due 2025 (the “Series A-1 Notes”) and $170,000,000 in aggregate original principal amount of Series B-1 senior convertible notes due 2025 (the “Series B-1 Notes,” and together with the Series A-1 Notes, the “Existing Notes”). Capitalized terms not defined herein shall have the meaning set forth in the Securities Purchase Agreement. B. As of the date hereof, the Company has failed to timely file its quarterly report on Form 10-Q for the quarter ended September 30, 2023 (the “Existing Default”). C. The Company desires to obtain a waiver, in part, of the Existing Default such that the Existing Default shall cease to be an Event of Default (as defined in the Note) (other than with respect to Section 30(nnn) of the Notes) (the “Limited Waiver”), and, in connection therewith, has agreed to grant (the “Security Grant”) each holder of Notes (including the Existing Notes) a security interest in certain assets of the Company and its Subsidiaries, as described in (i) that certain supplemental indenture, in the form attached hereto as Exhibit A (the “Security Grant Supplemental Indenture”), (ii) that certain Pledge Agreement, in the form attached hereto as Exhibit B (the “Pledge Agreement”) and (iii) that certain security agreement, by and among the Company, the Investor and certain subsidiaries of the Company and such other security documents and certificates as specified in the Pledge Agreement, together with the Pledge Agreement and the Security Grant Supplemental Indenture, collectively, the “Security Documents”). D. The Company and the Investor desire to amend certain terms and conditions of the Transaction Documents and waive, in part, certain terms and conditions of the Transaction Documents to effectuate the Security Grant, as provided herein and in the Security Documents. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows: 1. Amendments. Effective as of the date hereof, the Securities Purchase Agreement, the Notes (including the Existing Notes) and each of the other Transaction Documents are hereby amended as follows (and any such agreements, covenants and related provisions therein shall be deemed incorporated by reference herein, mutatis mutandis, as amended as such): (a) The defined term “Transaction Documents” is hereby amended to include this Agreement, the Guaranty (as defined in the Pledge Agreement), the Security Grant Supplemental Indenture and the Security Documents.

2 (b) The defined term “Security Documents”, “Pledge Agreement”, and “Security Grant Supplemental Indenture” shall have the meaning as set forth in this Agreement and “Collateral” shall have the meaning as set forth in the Pledge Agreement. (c) The Notes (including any Existing Notes) shall be senior secured convertible notes, with such security interest as provided in the Security Documents. 2. Limited Waiver. Effective upon (a) the due execution and delivery by the Company, the Investor and, where applicable, each direct and indirect U.S. subsidiary of the Company and/or the Trustee, as applicable, of the Pledge Agreement, the Guaranty and the Security Grant Supplemental Indenture and (b) the satisfaction in full of any covenant or agreement therein required to be completed as of the date of execution thereof as required therein (other than, for the avoidance of doubt, terms or agreements to be entered into following the execution thereof), (i) in exchange for the Security Grant, the Investor hereby grants the Limited Waiver and (ii) the Investor hereby waives Section 13(o) of the Notes, in part, and amends each of the Notes and the form of Note attached to the Securities Purchase Agreement, as applicable, such that “$340,000,000” shall be reduced to “$250,000,000”. 3. Ratifications. Except as otherwise expressly provided herein, the Securities Purchase Agreement, and each other Transaction Document, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof: (i) all references in the Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Agreement. 4. Replacement Registration Statement. On or prior to January 31, 2024, the Company shall file a Registration Statement on Form S-1 (or such other available form) to register the issuance of the Additional Notes to permit one or more Additional Closings, when and as required, in accordance with the terms of the Securities Purchase Agreement (each, a “Replacement Registration Statement”). The Company shall use its reasonable best efforts to cause each Replacement Registration Statement (a) to clear all comments with the SEC as soon as reasonably practicable after the date of filing of such Replacement Registration Statement, but in no event later than the 90th (ninetieth) calendar day after such applicable filing date and (b) to be accelerated and become effective to permit each applicable Additional Closing, when and as required, in accordance with the terms of the Securities Purchase Agreement. 5. Fees. The Company shall promptly reimburse Kelley Drye & Warren, LLP (counsel to the Investor), on demand, a non-accountable amount of $75,000 for the costs and expenses incurred by it in connection with preparing and delivering this Agreement and the Security Documents and shall reimburse the Investor for any additional costs and expenses incurred in connection with the satisfaction of the terms and conditions thereof. 6. Disclosure of Transaction. On or before 9:00 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, the Company shall file a Quarterly Report on Form 10-Q describing all the material terms of the transactions contemplated by this Agreement and the Pledge Agreement in the form required by the Exchange Act and attaching this Agreement

3 (including all attachments, the “10-Q Filing”). From and after the filing of the 10-Q Filing, the Company shall have disclosed all material, non-public information (if any) provided to the Investor by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereby and pursuant to and the Pledge Agreement. In addition, effective upon the filing of the 10-Q Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, relating to the transactions contemplated hereby and pursuant to the Transaction Documents, shall terminate. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Investor shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to any material, non-public information regarding the Company or any of its Subsidiaries. 7. Reliance by Trustee. The Company and the Investor acknowledge and agree that Wilmington Savings Fund Society, FSB, as trustee, is an intended third-party beneficiary of this Agreement and is entitled to rely upon its terms for all purposes of the Indenture (as defined in the Indenture) and the Security Grant Supplemental Indenture. 8. Miscellaneous Provisions. Section 9 of the Securities Purchase Agreement (as amended hereby) is hereby incorporated by reference herein, mutatis mutandis. [The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Investor and the Company have executed this Agreement as of the date set forth on the first page of this Agreement. COMPANY: FISKER INC. By: Name: Title:

IN WITNESS WHEREOF, the Investor and the Company have executed this Agreement as of the date set forth on the first page of this Agreement. INVESTOR: [INVESTOR] By: Name: Title: